AMENDMENT NO. ONE TO DEVELOPMENT COLLABORATION AGREEMENT

Amendment No. One to the Development Collaboration Agreement, effective *nunc pro tunc* as of October 8, 2021 (the "**Amendment**"), by and between LIXTE BIOTECHNOLOGY HOLDINGS, INC., with its office and place of business at 680 E Colorado Blvd., Suite 180, Pasadena, CA 91101, STICHTING HET NEDERLANDS KANKER INSTITUUT – ANTONI VAN LEEUWENHOEK ZIEKENHUIS, a foundation incorporated under the laws of The Netherlands, with its registered office at Plesmanlaan 121, 1066 CX Amsterdam ("**NKI-AVL**"); and STICHTING ONCODE INSTITUTE, a foundation incorporated under the laws of The Netherlands, with its registered office at Jaarbeursplein 6, 3521AL, Utrecht, and registered with the chamber of commerce with number 69303010 ("**Oncode**") (each, a "**Party**" and together, the "**Parties**").

WHEREAS, the Parties have entered into a Development Collaboration Agreement dated October 8, 2021 (the "**Existing Agreement**");

WHEREAS, the Parties hereto desire to amend the Existing Agreement solely to substitute Party LIXTE BIOTECHNOLOGY HOLDINGS, INC. with its wholly-owned subsidiary LIXTE BIOTECHNOLOGY, INC. on the terms and subject to the conditions set forth herein;

WHEREAS, LIXTE BIOTECHNOLOGY HOLDINGS, INC. wishes to transfer by novation to LIXTE BIOTECHNOLOGY, INC., and LIXTE BIOTECHNOLOGY, INC. wishes to accept the transfer by novation of, all the rights, title, interest, liabilities, duties, and obligations of LIXTE BIOTECHNOLOGY HOLDINGS, INC. under and in respect of the Existing Agreement;

WHEREAS, each of NKI-AVL and Oncode wishes to release LIXTE BIOTECHNOLOGY HOLDINGS, INC. from its obligations under and in respect of the Existing Agreement in exchange, inter alia, for LIXTE BIOTECHNOLOGY, INC.'s assumption of the same obligations;

WHEREAS, each of LIXTE BIOTECHNOLOGY HOLDINGS, INC. and LIXTE BIOTECHNOLOGY, INC. shall sign this Amendment for avoidance of doubt with respect to the validity hereof; and

WHEREAS, pursuant to Section 10.6 of the Existing Agreement, the amendments contemplated by the Parties must be contained in a written agreement signed by the Parties.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2. Amendments to the Existing Agreement. As of the Effective Date (defined below), the Existing Agreement is hereby amended or modified as follows:

   (a) The introductory paragraph of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

"This DEVELOPMENT COLLABORATION Agreement (this "Agreement") is entered into on October 8, 2021 (the "Effective Date"), by and between LIXTE BIOTECHNOLOGY, INC. ("Lixte"), with its office and place of business at 680 E Colorado Blvd., Suite 180, Pasadena, CA 91101 and STICHTING HET NEDERLANDS KANKER INSTITUUT– ANTONI VAN LEEUWENHOEK ZIEKENHUIS, a foundation incorporated under the laws of The Netherlands, with its registered office at Plesmanlaan 121, 1066 CX Amsterdam ("NKI-AVL" or "Institution") and STICHTING ONCODE INSTITUTE, a foundation incorporated under the laws of The Netherlands, with its registered office at Jaarbeursplein 6, 3521AL, Utrecht, and registered with the chamber of commerce with number 69303010 ("Oncode"). Each of Lixte, NKI-AVL and Oncode are referred to as a "Party" and together as, the "Parties."

(b) The following language in Section 10.4 of the Existing Agreement is hereby deleted in its entirety:

"If to Lixte:

LIXTE BIOTECHNOLOGY HOLDINGS, INC.
Attn: John Kovach, MD
680 E Colorado Blvd., Suite 180
Pasadena, CA 91101
jkovach@lixte.com"

and is replaced with the following:

"If to Lixte:

LIXTE BIOTECHNOLOGY, INC.
Attn: John Kovach, MD
680 E Colorado Blvd., Suite 180
Pasadena, CA 91101
jkovach@lixte.com"

3. Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of October 8, 2021 (the "**Effective Date**"). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Existing Agreement in any other agreements, documents, or instruments

executed and delivered pursuant to, or in connection with, the Existing Agreement, will mean and be a reference to the Existing Agreement as amended by this Amendment.

4. In consideration of this novation, as of the Effective Date, LIXTE BIOTECHNOLOGY HOLDINGS, INC. shall (i) be relieved of all obligations to perform under the Existing Agreement; (ii) be fully relieved of liability to any other party to this Amendment arising out of the Existing Agreement; and (iii) waives all rights, title and interest under the Existing Agreement, as if it had not at any time been a party to such Existing Agreement.

5. Representations and Warranties.

(a) LIXTE BIOTECHNOLOGY, INC. hereby (i) agrees to be bound by the Existing Agreement in accordance with its terms as if it had at all times been a party to the Existing Agreement; (ii) assumes all obligations, duties, and liabilities and acquires all rights, title, and interest under the Existing Agreement as if the it had at all times been a party to the Existing Agreement; and (iii) warrants that it is ready, able, and willing to fully perform all obligations, duties, and liabilities under the Existing Agreement.

(b) Each Party hereby represents and warrants to the other Party that:

(i) It has the full right, power, and authority to enter into this Amendment and to perform its obligations hereunder.

(ii) The execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such Party.

(iii) This Amendment has been executed and delivered by such Party and (assuming due authorization, execution, and delivery by the other Party hereto) constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms.

EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THE EXISTING AGREEMENT AND IN THIS SECTION 4 OF THIS AMENDMENT, (A) NEITHER PARTY HERETO NOR ANY PERSON ON SUCH PARTY'S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE, OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY, OR ANY OTHER PERSON ON SUCH OTHER PARTY'S BEHALF, EXCEPT AS SPECIFICALLY PROVIDED IN THIS SECTION 4.

6. Miscellaneous.

(a) In case of any dispute over the interpretation or the execution of this Amendment, the Parties undertake to make every effort to settle their dispute by amicable agreement. In the event of a dispute a party shall issue a notice describing the basis for the dispute, and senior representatives of the Parties shall promptly meet in good faith the attempt to resolve the dispute. If the Parties are unable to settle a dispute arising out of or in connection with this Amendment within sixty (60) days of issuance the dispute notice, then either party may commence an action. In the case of an action commenced by NKI-AVL or Oncode, then the governing law shall be New York law and the action shall be brought in the state or federal courts located in New York, New York, and in the case of an action commenced by another Party, the governing law shall be Dutch law and the action shall be brought in the Netherlands courts.

(b) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

(c) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d) This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

(e) This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

(f) Each Party shall pay its own costs and expenses in connection with this Amendment (including the fees and expenses of its advisors, accountants, and legal counsel).

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

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STICHTING HET NEDERLANDS KANKER INSTITUUT – ANTONI VAN LEEUWENHOEK ZIEKENHUIS

By______________________ DocuSigned by: Henri van Luenen B5D59B8930AA45A...

Name: Henri van Luenen

Title: Director of Operations

LIXTE BIOTECHNOLOGY, INC.

By______________________

Name: John S. Kovach, M.D.

Title: CEO and Founder

STICHTING ONCODE INSTITUTE

By______________________

Name: Chris De Jonghe

Title: Valorization Director

LIXTE BIOTECHNOLOGY HOLDINGS, INC.

By______________________

Name: John S. Kovach

Title: CEO and Founder